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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           July 19, 2000
                                                --------------------------------



                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)



         Delaware                       0-20242                 68-0275553
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(State or other jurisdiction        (Commission File         (IRS Employer
     of incorporation)                   Number)             Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                     94549
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code       (925) 283-4573
                                                  ------------------------------



                                 Inapplicable
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         (Former name or former address if changed since last report)




Exhibit Index located on page 3
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Item 5.   Other Events

          On July 19, 2000, Central Garden & Pet Company (the "Company") issued a press release announcing that it has learned from The Scotts Company that Scotts intends to discontinue its distribution relationship with Central after September 30, 2000.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

                                       2
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By:       /s/ Lee D. Hines, Jr.
                                   ----------------------------
                                   Lee D. Hines, Jr.
                                   Vice President and Chief Financial Officer

Dated:  July 20, 2000
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                                 EXHIBIT INDEX



Number    Exhibit                                           Page Number
------    -------                                           -----------

99.1      Press Release dated July 19, 2000.                     5